SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported)       September 27, 1999
                                                --------------------------------

                             WATKINS-JOHNSON COMPANY
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               (Exact name of registrant as specified in Charter)

         California                                            94-1402710
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(State or Other Jurisdiction                                 (IRS Employer
     of Incorporation)                                     Identification No.)

                                     1-5631
                                ----------------
                                (Commission File
                                     Number)

3333 Hillview Avenue, Palo Alto, California                     94304-1223
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (650) 493-4141
                                                   -----------------------------

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events

         Effective as of September 27, 1999, Watkins-Johnson Company (the "Company") and Tracor, Inc. ("Tracor"), a wholly-owned subsidiary of Marconi North America, Inc. ("Marconi"), amended and restated the definitive agreement, dated as of August 18, 1999 (the "Original Purchase Agreement"), to sell the Company's telecommunications equipment business to Tracor (the "Restated Purchase Agreement"). The Restated Purchase Agreement provides for the assignment of Tracor's rights under the Original Purchase Agreement to Marconi Aerospace Electronic Systems Inc. ("MAESI"), a wholly-owned direct subsidiary of Tracor, and the assumption by MAESI of all of Tracor's obligations under the Restated Purchase Agreement, with Tracor remaining obligated under the Restated Purchase Agreement. The Restated Purchase Agreement also makes other amendments to the Original Purchase Agreement that do not affect the material business terms of the transaction. The Restated Purchase Agreement is attached hereto as
Exhibit 10.1. The foregoing summary description of the Restated Purchase Agreement is qualified in its entirety by reference to such exhibit.


Item 7. Financial Statements and Exhibits

(a)      Exhibits

Exhibit 10.1 Amended and Restated Purchase Agreement, dated as of August 18, 1999, between Watkins-Johnson Company and Tracor, Inc. with Marconi Aerospace Electronic Systems Inc., as assignee of Tracor, Inc.'s rights and obligations.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.


Date:  September 30, 1999                 WATKINS-JOHNSON COMPANY


                                          By: /s/ W. Keith Kennedy, Jr.
                                              ----------------------------------
                                              W. Keith Kennedy, Jr., President
                                              and Chief Executive Officer


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                                  EXHBIT INDEX

Exhibit 10.1 Amended and Restated Purchase Agreement, dated as of August 18, 1999, between Watkins-Johnson Company and Tracor, Inc. with Marconi Aerospace Electronic Systems Inc., as assignee of Tracor, Inc.'s rights and obligations.